Exhibit 99.2

MERCK & CO., INC., RAHWAY, N.J., USA

CONSOLIDATED STATEMENT OF OPERATIONS - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2026				2025						% Change
	1Q	2Q	3Q	Sep YTD	1Q	2Q	3Q	Sep YTD	4Q	Full Year	3Q	Sep YTD
Sales	$16,286	$16,607	$18,085	$50,978	$15,529	$15,806	$17,276	$48,611	$16,400	$65,011	5%	5%

Costs, Expenses and Other
Cost of sales	4,195	4,395	4,892	13,482	3,419	3,557	3,855	10,831	5,551	16,382	27%	24%
Selling, general and administrative	2,700	2,904	2,886	8,491	2,552	2,649	2,633	7,835	2,898	10,733	10%	8%
Research and development	12,592	9,741	4,537	26,871	3,621	4,048	4,234	11,903	3,886	15,789	7%	*
Restructuring costs	195	151	184	530	69	560	47	676	213	889	*	-22%
Other (income) expense, net	138	99	27	262	(35)	(7)	(238)	(281)	432	151	*	*
(Loss) Income Before Taxes	(3,534)	(683)	5,559	1,342	5,903	4,999	6,745	17,647	3,420	21,067	-18%	-92%
Income Tax Provision	709	654	492	1,855	818	571	958	2,346	458	2,804
Net (Loss) Income	(4,243)	(1,337)	5,067	(513)	5,085	4,428	5,787	15,301	2,962	18,263	-12%	*
Less: Net (Loss) Income Attributable to Noncontrolling Interests	(3)	(2)	2	(3)	6	1	2	10	(1)	9
Net (Loss) Income Attributable to Merck & Co., Inc., Rahway, N.J., USA	$(4,240)	$(1,335)	$5,065	$(510)	$5,079	$4,427	$5,785	$15,291	$2,963	$18,254	-12%	*

(Loss) Earnings per Common Share Assuming Dilution (1)	$(1.72)	$(0.54)	$2.04	$(0.21)	$2.01	$1.76	$2.32	$6.08	$1.19	$7.28	-12%	*

Average Shares Outstanding Assuming Dilution (1)	2,472	2,470	2,478	2,471	2,531	2,513	2,498	2,514	2,488	2,507
Effective Income Tax Rate	-20.1%	-95.9%	8.9%	138.2%	13.9%	11.4%	14.2%	13.3%	13.4%	13.3%

* 100% or greater
Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Because the Company recorded a net loss in the first and second quarters of 2026, as well as the first nine months of 2026, no potential dilutive common shares were used in the computations of loss per common share assuming dilution as the effects would have been anti-dilutive.

MERCK & CO., INC., RAHWAY, N.J., USA
THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2025 GAAP TO NON-GAAP RECONCILIATION
(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)
(UNAUDITED)
Table 2b

	GAAP	Acquisition- and Divestiture-Related Costs (1)		Restructuring Costs (2)		(Income) Loss from Investments in Equity Securities		Certain Other Items		Adjustment Subtotal	Non-GAAP
Third Quarter
Cost of sales	$3,855	621		110						731	$3,124
Selling, general and administrative	2,633	34								34	2,599
Research and development	4,234	4		233						237	3,997
Restructuring costs	47			47						47	–
Other (income) expense, net	(238)					(344)				(344)	106
Income Before Taxes	6,745	(659)		(390)		344				(705)	7,450
Income Tax Provision (Benefit)	958	(119	)(3)	(82	)(3)	73	(3)	86	(4)	(42)	1,000
Net Income	5,787	(540)		(308)		271		(86)		(663)	6,450
Net Income Attributable to Merck & Co., Inc., Rahway, N.J., USA	5,785	(540)		(308)		271		(86)		(663)	6,448
Earnings per Common Share Assuming Dilution	$2.32	(0.22)		(0.12)		0.11		(0.03)		(0.26)	$2.58

Effective Income Tax Rate	14.2%										13.4%

September YTD
Cost of sales	$10,831	1,817		311						2,128	$8,703
Selling, general and administrative	7,835	72		1						73	7,762
Research and development	11,903	14		286						300	11,603
Restructuring costs	676			676						676	–
Other (income) expense, net	(281)	(3)				(512)				(515)	234
Income Before Taxes	17,647	(1,900)		(1,274)		512				(2,662)	20,309
Income Tax Provision (Benefit)	2,346	(338	)(3)	(239	)(3)	109	(3)	(60	)(4)	(528)	2,874
Net Income	15,301	(1,562)		(1,035)		403		60		(2,134)	17,435
Net Income Attributable to Merck & Co., Inc., Rahway, N.J., USA	15,291	(1,562)		(1,035)		403		60		(2,134)	17,425
Earnings per Common Share Assuming Dilution	$6.08	(0.62)		(0.41)		0.16		0.02		(0.85)	$6.93

Effective Income Tax Rate	13.3%										14.2%

Only the line items that are affected by non-GAAP adjustments are shown.

The Company is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing non-GAAP information enhances investors’ understanding of the Company’s results because management uses non-GAAP measures to assess performance. Management uses non-GAAP measures internally for planning and forecasting purposes and to measure the performance of the Company along with other metrics. In addition, annual employee compensation, including senior management’s compensation, is derived in part using a non-GAAP pretax income metric. The non-GAAP information presented should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amounts included in cost of sales for the third quarter reflect expenses for the amortization of intangible assets. Amounts included in cost of sales for the nine-month period include the amortization of intangible assets and intangible asset impairment charges, partially offset by a decrease in the estimated fair value measurement of liabilities for contingent consideration. Amounts included in selling, general and administrative expenses reflect integration, transaction and certain other costs related to acquisitions and divestitures. Amounts included in research and development expenses reflect the amortization of intangible assets.

(2) Amounts primarily include employee separation costs, accelerated depreciation and asset impairment charges associated with facilities to be closed or divested, as well as contractual termination costs, related to activities under the Company's formal restructuring programs.

(3) Represents the estimated tax impacts on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

(4) Amount in the third quarter represents tax expense relating to audit reserve adjustments. Amount in the nine-month period represents a tax benefit, including a net benefit related to favorable audit reserve adjustments.

MERCK & CO., INC., RAHWAY, N.J., USA
FRANCHISE / KEY PRODUCT SALES
THIRD QUARTER 2026
(AMOUNTS IN MILLIONS)
(UNAUDITED)
Table 3a

	Global			U.S.			International
	3Q 2026	3Q 2025	% Change	3Q 2026	3Q 2025	% Change	3Q 2026	3Q 2025	% Change
TOTAL SALES (1)	$18,085	$17,276	5	$10,615	$10,012	6	$7,471	$7,264	3
PHARMACEUTICAL	16,268	15,611	4	10,119	9,493	7	6,149	6,118	1
Oncology
Keytruda	7,771	8,142	-5	4,520	4,879	-7	3,251	3,263	0
Keytruda Qlex	830	5	*	693	5	*	136		-
Alliance Revenue – Lynparza (2)	352	379	-7	171	184	-7	182	195	-7
Welireg	307	196	56	237	161	47	69	35	96
Alliance Revenue – Lenvima (2)	287	258	11	204	177	15	83	81	3
Alliance Revenue – Reblozyl (3)	177	136	31	145	111	31	33	25	31
Vaccines & Infectious Diseases
Gardasil/Gardasil 9	1,995	1,749	14	1,366	1,154	18	629	595	6
ProQuad/M-M-R II/Varivax	730	684	7	561	554	1	169	130	30
Prevymis	347	266	30	189	128	48	158	138	14
Capvaxive	263	244	8	207	238	-13	55	7	*
RotaTeq	196	204	-4	150	141	6	46	63	-28
Vaxneuvance	195	226	-14	111	134	-18	85	91	-7
Enflonsia	187	79	138	141	78	80	45		-
Bridion	144	439	-67	108	392	-72	36	47	-24
Zerbaxa	90	81	11	56	49	15	34	32	6
Delstrigo	67	77	-13	13	13	-3	54	64	-15
Isentress/Isentress HD	52	82	-36	31	44	-31	21	37	-43
Lagevrio	17	138	-88	7	24	-71	10	114	-91
Dificid	14	43	-68	7	30	-78	7	13	-44
Cardiometabolic, Respiratory, & Specialty
Winrevair	694	360	93	610	335	82	84	25	*
Janumet	194	243	-20	61	78	-22	133	165	-19
Januvia	186	382	-51	78	258	-70	108	124	-12
Ohtuvayre	184		-	184		-
Alliance Revenue - Adempas/Verquvo (4)	118	112	5	108	103	4	10	8	20
Adempas (5)	78	82	-5				78	82	-5
Other Pharmaceutical (6)	793	1,004	-21	161	223	-28	633	784	-19
ANIMAL HEALTH	1,676	1,615	4	493	504	-2	1,184	1,112	6
Livestock	1,048	1,023	2	199	213	-7	850	811	5
Companion Animal	628	592	6	294	291	1	334	301	11
Other Revenues (7)	141	50	185	3	15	-80	138	34	*

*200% or greater

Sum of U.S. plus international may not equal global due to rounding.

(1) Only select products are shown.

(2) Alliance Revenue represents the Company's share of profits, which are product sales net of cost of sales and commercialization costs.

(3) Alliance Revenue represents royalties.

(4) Alliance Revenue represents the Company's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.

(5) Net product sales in the Company's marketing territories.

(6) Includes Pharmaceutical products not individually shown above. Also reflects total alliance revenue for Koselugo of $13 million and $214 million on a global basis in the third quarter of 2026 and 2025, respectively.

(7) Other Revenues are comprised primarily of revenues from third-party manufacturing arrangements and miscellaneous corporate revenues, including revenue-hedging activities. Other Revenues related to the receipt of milestone payments for out-licensed products were $2 million and $11 million on a global basis in the third quarter of 2026 and 2025, respectively.

MERCK & CO., INC., RAHWAY, N.J., USA
FRANCHISE / KEY PRODUCT SALES
SEPTEMBER YEAR-TO-DATE 2026
(AMOUNTS IN MILLIONS)
(UNAUDITED)
Table 3b

	Global			U.S.			International
	Sep YTD 2026	Sep YTD 2025	% Change	Sep YTD 2026	Sep YTD 2025	% Change	Sep YTD 2026	Sep YTD 2025	% Change
TOTAL SALES (1)	$50,978	$48,611	5	$29,146	$27,371	6	$21,832	$21,240	3
PHARMACEUTICAL	45,377	43,299	5	27,457	25,747	7	17,920	17,552	2
Oncology
Keytruda	23,581	23,303	1	13,731	13,936	-1	9,851	9,367	5
Keytruda Qlex	1,420	5	*	1,195	5	*	225		-
Alliance Revenue – Lynparza (2)	1,059	1,061	0	486	503	-3	573	558	3
Alliance Revenue – Lenvima (2)	826	781	6	573	545	5	253	236	7
Welireg	776	496	57	603	422	43	173	74	133
Alliance Revenue – Reblozyl (3)	448	361	24	370	299	24	78	62	25
Vaccines & Infectious Diseases
Gardasil/Gardasil 9	4,232	4,202	1	2,392	2,235	7	1,840	1,967	-6
ProQuad/M-M-R II/Varivax	1,860	1,832	2	1,409	1,457	-3	452	374	21
Bridion	1,113	1,341	-17	995	1,181	-16	118	161	-26
Prevymis	915	702	30	472	345	37	443	357	24
Capvaxive	588	480	22	464	473	-2	124	8	*
Vaxneuvance	545	685	-20	303	409	-26	243	276	-12
RotaTeq	536	554	-3	399	366	9	137	187	-27
Zerbaxa	249	225	11	151	136	11	98	89	10
Delstrigo	243	228	7	36	42	-15	208	185	12
Enflonsia	190	79	142	140	78	79	50		-
Isentress/Isentress HD	171	258	-34	101	144	-29	70	114	-39
Dificid	70	222	-68	42	185	-78	29	37	-22
Lagevrio	49	323	-85	25	90	-73	25	233	-89
Cardiometabolic, Respiratory, & Specialty
Winrevair	1,808	976	85	1,609	926	74	198	49	*
Januvia	811	1,302	-38	479	819	-42	333	483	-31
Janumet	572	741	-23	156	210	-26	416	530	-22
Ohtuvayre	519		-	518		-
Alliance Revenue - Adempas/Verquvo (4)	353	340	4	329	308	7	24	32	-24
Adempas (5)	234	229	2				234	229	2
Other Pharmaceutical (6)	2,209	2,573	-14	479	633	-24	1,725	1,944	-11
ANIMAL HEALTH	5,243	4,849	8	1,547	1,505	3	3,696	3,345	10
Livestock	3,154	2,909	8	613	598	3	2,541	2,312	10
Companion Animal	2,089	1,940	8	934	907	3	1,155	1,033	12
Other Revenues (7)	358	463	-23	142	119	19	216	343	-37

*200% or greater

Sum of U.S. plus international may not equal global due to rounding.

(1) Only select products are shown.

(2) Alliance Revenue represents the Company's share of profits, which are product sales net of cost of sales and commercialization costs.

(3) Alliance Revenue represents royalties.

(4) Alliance Revenue represents the Company's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.

(5) Net product sales in the Company's marketing territories.

(6) Includes Pharmaceutical products not individually shown above. Also reflects total alliance revenue for Koselugo of $183 million and $301 million on a global basis for September YTD 2026 and 2025, respectively.

(7) Other Revenues are comprised primarily of revenues from third-party manufacturing arrangements and miscellaneous corporate revenues, including revenue-hedging activities. Other Revenues related to the receipt of milestone payments for out-licensed products were $133 million and $111 million on a global basis for September YTD 2026 and 2025, respectively.

MERCK & CO., INC., RAHWAY, N.J., USA
PHARMACEUTICAL GEOGRAPHIC SALES
(AMOUNTS IN MILLIONS)
(UNAUDITED)
Table 3c

	2026				2025						% Change
	1Q	2Q	3Q	Sep YTD	1Q	2Q	3Q	Sep YTD	4Q	Full Year	3Q	Sep YTD
TOTAL PHARMACEUTICAL	$14,349	$14,760	$16,268	$45,377	$13,638	$14,050	$15,611	$43,299	$14,843	$58,142	4	5

United States	8,512	8,827	10,119	27,457	7,927	8,328	9,493	25,747	8,662	34,409	7	7
% Pharmaceutical Sales	59.3%	59.8%	62.2%	60.5%	58.1%	59.3%	60.8%	59.5%	58.4%	59.2%
Europe (1)	2,725	2,801	2,837	8,363	2,384	2,551	2,675	7,610	2,839	10,449	6	10
% Pharmaceutical Sales	19.0%	19.0%	17.4%	18.4%	17.5%	18.2%	17.1%	17.6%	19.1%	18.0%
Latin America	624	636	730	1,990	589	654	691	1,933	644	2,578	6	3
% Pharmaceutical Sales	4.3%	4.3%	4.5%	4.4%	4.3%	4.7%	4.4%	4.5%	4.3%	4.4%
Asia Pacific (other than China and Japan)	569	636	596	1,800	535	609	593	1,736	586	2,323	1	4
% Pharmaceutical Sales	4.0%	4.3%	3.7%	4.0%	3.9%	4.3%	3.8%	4.0%	4.0%	4.0%
Japan	535	558	569	1,662	651	604	693	1,948	684	2,632	-18	-15
% Pharmaceutical Sales	3.7%	3.8%	3.5%	3.7%	4.8%	4.3%	4.4%	4.5%	4.6%	4.5%
Eastern Europe/Middle East/Africa	413	408	399	1,220	435	451	365	1,250	348	1,598	10	-2
% Pharmaceutical Sales	2.9%	2.8%	2.5%	2.7%	3.2%	3.2%	2.3%	2.9%	2.3%	2.7%
China	353	368	429	1,151	668	407	377	1,452	364	1,816	14	-21
% Pharmaceutical Sales	2.5%	2.5%	2.6%	2.5%	4.9%	2.9%	2.4%	3.4%	2.5%	3.1%
Canada	137	154	152	443	125	135	134	394	153	547	13	12
% Pharmaceutical Sales	1.0%	1.0%	0.9%	1.0%	0.9%	1.0%	0.9%	0.9%	1.0%	0.9%
Other	481	372	437	1,291	324	311	590	1,229	563	1,790	-26	5
% Pharmaceutical Sales	3.3%	2.5%	2.7%	2.8%	2.4%	2.1%	3.9%	2.7%	3.8%	3.2%

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Europe represents all European Union countries, the European Union accession markets and the United Kingdom.

MERCK & CO., INC., RAHWAY, N.J., USA

OTHER (INCOME) EXPENSE, NET - GAAP

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 4

	3Q26	3Q25	Sep YTD 2026	Sep YTD 2025
Interest income	$(52)	$(96)	$(122)	$(274)
Interest expense	546	327	1,550	946
Exchange losses	63	56	138	224
Income from investments in equity securities, net (1)	(401)	(373)	(811)	(563)
Net periodic defined benefit plan (credit) cost other than service cost	(120)	(152)	(382)	(452)
Other, net	(9)	-	(111)	(162)
Total	$27	$(238)	$262	$(281)

(1) Includes net realized and unrealized gains and losses from investments in equity securities either owned directly or through ownership interests in investment funds. Unrealized gains and losses from investments that are directly owned are determined at the end of the reporting period, while gains and losses from ownership interests in investment funds are accounted for on a one quarter lag.